Prepaid Expenses and Other Current Assets	6 Months Ended
Mar. 31, 2025
Prepaid Expenses and Other Current Assets [Abstract]
PREPAID EXPENSES AND OTHER CURRENT ASSETS

NOTE 5 — PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consisted of the following:

	March 31, 2025	September 30, 2024
Other receivable (1)	$152,488	$181,309
Advance to suppliers (2)	1,640,844	1,944,139
Prepayment for business acquisition (3)	500,000	-
Tax recoverable	224,645	34,093
Prepaid expenses (4)	89,519	165,488
Prepaid expenses and other current assets	$2,607,496	$2,325,029

(1)	Other receivables primarily include advances to employees for business development, rental security deposit for the Company’s office lease and balances to be collected from third-party entities that do not relate to the Company’s normal sales activities.

(2)	Advance to suppliers consists of advances to suppliers for purchasing of raw materials that have not been received. As of March 31, 2025, the aging of approximately 24% of our advance to suppliers are within six months. For balance of advance to suppliers aged more than six months, approximately 20% of the balance were subsequently utilized as of the date of the report, and the remaining balance is expected to be utilized by December 2025.

(3)	The amount pertains to prepaid purchase consideration made for the acquisition of a subsidiary. The Company made a partial payment of the consideration during the six months ended March 31, 2025. Due to the termination of the acquisition, the prepayment is expected to be refunded by December 2025.

(4)	Prepaid expenses primarily include prepaid marketing planning service fees and professional fees.